UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

International Bond Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Non-U.S. bonds appreciated modestly overall in the first six months of 2009, but results among various asset classes were mixed. Disappointing performance among developed market government bonds was offset by strong results in peripheral countries such as Mexico and Hungary. Emerging market debt gained as investors sought the higher yields and returns available from higher-risk asset classes. Corporate bonds in developed and emerging markets also performed very well in this environment. Currency positioning had little impact on performance as strength in the United Kingdom (U.K.) sterling and Canadian dollar was offset by weakness in the yen. The euro remained generally stable against the dollar over the period. In this environment, the International Bond Fund posted a six-month return of 1.90%, outpacing the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index but lagging its Lipper peer group. The Emerging Markets Bond Fund recorded a strong six-month return of 17.70%, outperforming the JPMorgan Emerging Markets Bond Index Global and its Lipper peer group average.

Although we are encouraged by recent performance, investor optimism may have exceeded the fundamental improvements in the global economy. Despite the short-term uncertainty, however, we still believe that non-U.S. bonds are a compelling option for many investors. Non-U.S. bond mutual funds not only provide U.S. investors with access to broad geographic and currency diversification, but also to the professional management and in-depth research that few investors have the time or resources to perform effectively on their own.

MARKET ENVIRONMENT

Although the global economy remains mired in a historic downturn, scattered signs of stabilization appeared midway through the period. The improved—or at least less bad—economic backdrop provided encouragement to investors, and an appetite for risk returned to markets. The improvement in growth expectations coupled with heavy supplies of government bonds weighed on developed market government securities, while the corporate sector soared. Sovereign and corporate debt from emerging markets also performed extremely well.

Developed Markets
The historic scope of the downturn led to an equally historic policy response from Washington. The Federal Reserve kept the federal funds rate to a range of 0.00% to 0.25% and began purchasing Treasury debt across a broad range of maturities through its “quantitative easing” program. The Treasury Department committed huge sums of money to several key financial institutions in order to ensure their solvency while Congress enacted a $787 billion stimulus package in late February. As these measures began to take hold, more credit-sensitive issues enjoyed strong gains in response to improved credit conditions and increasing optimism that the recession may be nearing its bottom. Corporate bonds benefited in particular from the ability of firms to issue new debt and strengthen their balance sheets. U.S. treasuries performed poorly, however, as investors looked for higher-yielding assets and worried about the implications of massive government borrowing to fund the growing deficit.

The deepening economic deterioration has not abated in Europe. The European Central Bank (ECB) responded to increasing calls to further ease its monetary policy, reducing interest rates from 2.5% to 1.0% in a series of cuts. The Bank of England (BoE) reduced its rate to 0.5% in several cuts to increase liquidity and stimulate the economy. Returns on euro zone government bonds were mixed. Core markets such as France and Germany finished the period in negative territory in local currency terms, while non-core and peripheral markets including Greece, Italy, and Ireland were strong amid increased investor risk appetite. Inflationary expectations eased in the euro zone in the face of weak aggregate demand and rising unemployment. Consumer prices in the single economy fell to new lows, with its first annual decline in May.

The collapse in global trade hit Japanese exports particularly hard. The nation’s economic outlook remained bleak, and with interest rates already near 0%, there are few options remaining to stimulate the economy and markets. However, the Bank of Japan (BoJ) increased its monthly buyback operations and implemented other policy measures directed at improving liquidity and supporting banks’ balance sheets. Although Japanese government bonds rebounded in the second quarter amid better-than-expected growth figures, it was not enough to overcome weakness in the first half of the period.

The U.S. dollar fluctuated widely during the period. Despite strong performance in the first quarter, the dollar deteriorated over the second quarter as renewed risk appetite resulted in position unwinding and outflows from the traditional safe-haven currency. Further pressure came later in the period as investors increasingly questioned its reserve currency status. Dollar performance was mixed versus other major currencies, rising 6% against the yen and holding stable against the euro. Currencies from the smaller major markets, including the Canadian dollar and the U.K. sterling, performed very well and posted significant gains against the dollar.

Emerging Markets
Led by higher-risk government issuers and corporate credit, emerging market debt surged during the first half of 2009, substantially outpacing developed market debt. Increased demand for risk and constructive technical trends, such as improving liquidity conditions and positive inflows into the asset class, boosted returns during the period. The most crucial development for the asset class during the period was a substantial expansion of the International Monetary Fund’s (IMF) lending capacity, as finance officials from the world’s leading economies (the G-20) pledged to substantially boost funding for the IMF in an effort to stimulate global economic growth. This development improved several risk and potential default scenarios in the asset class. However, risk appetite subsided late in the period as many investors became concerned that the pace of the market rally may have outstripped any underlying fundamental improvements in the global economy. News that the World Bank downgraded 2009 global economic growth projections from -1.7% to -2.9% also had a sobering effect on the market.

INTERNATIONAL BOND FUND

The International Bond Fund posted a six-month return of 1.90%, outpacing the 1.28% return of the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index. However, the fund lagged its Lipper peer group average of similarly managed funds for the period. (Returns for the fund’s Advisor Class shares were slightly lower due to its different fee structure.) The fund’s position in European investment-grade corporate bonds boosted returns relative to the Barclays index amid increased risk appetite and structural improvements in credit markets. Our U.S. dollar-denominated emerging market corporate and government holdings were also very strong, while our currency and country selections made more modest contributions. Disappointing results from major developed market government bonds in Germany, Japan, and the U.K. generally detracted from returns.

Sector and security selection was one of the strongest contributors to fund performance versus the benchmark Barclays index for the period. Despite modestly negative performance early in the period, we held our position in European investment-grade corporate bonds, which benefited fund performance substantially over the second quarter. Our exposure to investment-grade U.S. dollar-denominated emerging market sovereign bonds in Russia and Peru helped amid improved risk appetite and lackluster U.S. government performance, while a position in Japanese inflation-linked bonds detracted from returns. We maintain our overweight exposure to European investment-grade corporate bonds and lower-rated investment-grade U.S. dollar-denominated government bonds. Despite weak returns for the period, we are keeping our Japanese inflation-linked bonds on the basis of attractive long-term valuations.

The fund’s small allocation to sub-investment-grade debt was also very positive, with particular strength in our out-of-benchmark allocation to U.S. dollar-denominated emerging market corporate bonds. Local currency Brazilian government bonds performed well early in the period amid expectations for interest rate reductions but flattened in the second half as the rate-cutting cycle showed signs of nearing an end. U.S. dollar-denominated emerging market sovereign bonds also benefited fund performance, including Brazilian and Indonesian government securities. Given their attractive yield spreads, we continue to favor these securities.

Our country selection and duration positioning were modestly positive. An overweight position in local currency Mexican government bonds helped returns as the global economy slowed and as the Mexican central bank cut interest rates aggressively to stimulate growth. However, an overweight in Hungary detracted despite staging a rally late in the period. We maintain the fund’s duration longer than the benchmark primarily through a small overweight position in euro zone government bonds. Despite already low target rates and less scope for further rate cuts, buyback programs should support the market. We favor euro zone over U.K. government bonds amid increasing concerns over U.K. debt levels. We also have a small overweight exposure in Poland due to the potential for further rate cuts. We are holding our position in local Mexican bonds, as there is further room for rate cuts to support the economy given its benign inflation expectations.

Currency positioning was of marginal benefit to fund performance. Our position in undervalued Southeast Asian currencies such as the Indian rupee and South Korean won benefited returns in the second quarter, as did our underweight exposure to the Polish zloty and Czech koruna in the first quarter. Underweight positions in export-driven Southeast Asian currencies, including the Singapore dollar and the Thai baht, detracted from returns as investors favored higher-risk assets.

EMERGING MARKETS BOND FUND

The Emerging Markets Bond Fund recorded a strong six-month return of 17.70% for the period ended June 30, 2009, outperforming the benchmark JPMorgan Emerging Markets Bond Index Global and its peer group as measured by the Lipper Emerging Markets Debt Funds Average. The fund’s outperformance versus the benchmark JPMorgan index was aided by strong country selection and a significant exposure to emerging market corporate debt as expectations for a gradually improving global economy boosted returns.

Our exposure to corporate securities delivered strong results as this higher-yielding debt outperformed sovereign debt in 2009. We have gradually increased the fund’s corporate bond exposure as the size, liquidity, and quality of this market improved. During the reporting period, we added to both corporate debt and quasi-sovereign debt such as Mexican oil company PEMEX. Quasi-sovereign debt is issued by a corporation but backed 100% by the respective government, offering the higher yields of corporate debt with the added benefit of government support. We also added to a position in Digicel, a Jamaican-based wireless carrier with operations in the Caribbean and Central America that we expect to benefit from low penetration and high growth prospects. Many of our commodity-related corporate securities also performed well as energy prices rebounded, including Russian natural gas giant Gazprom and Brazilian-based Petrobras. (Please refer to the portfolio of investments for a complete listing of fund holdings and the amount each represents in the portfolio.)

Argentina emerged as the top-performing sovereign debt market following several months of weak returns, although an underweight position detracted from fund performance. Along with a general improvement in investor sentiment, Argentina benefited from a planned debt exchange that could improve its capacity to serve short-term debt, a $3 billion loan from the World Bank, and midterm election victories by more market-friendly parties. An underweight exposure to Venezuela weighed on relative results as this debt rallied strongly. Although we added exposure based on solid near-term fundamentals, we plan to remain underweight due to the government’s unsustainable interventionist policies and nationalization of key companies and industries.

The Middle East and Africa region continues to be a meaningful overweight position as the rise in oil prices boosted oil-exporting economies in particular. Our position in Iraq contributed substantially to the fund’s performance during the period. Iraq should continue to benefit from its vast oil resources, modest debt burden, and improving security within its borders. Elsewhere in the region, we have meaningful positions in frontier African markets such as Ghana, Nigeria, and Gabon. We view our exposure to frontier markets as an important element in our effort to broaden the fund’s opportunity set. Most of the countries in this region are rich in resource wealth and performed well during the quarter alongside rising commodity prices.

The fund also has a large overweight allocation to Eastern Europe, mainly due to our positions in Serbia and Kazakhstan. Exposure to Kazakh banks aided returns due to increased sovereign stability and improved liquidity conditions in several of the larger banks. High-quality Asian countries, such as China and the Philippines, failed to keep pace with the broad market rally during the period. Because these two countries account for a meaningful portion of our benchmark, our underweight exposure in these markets aided relative performance.

We trimmed our exposure to locally denominated debt given the anticipated end of the rate-easing cycle that many emerging nations have used to support their economies. In terms of our currency exposure, we raised our allocation modestly, and our position consists largely of exposure to the Mexican peso and Brazilian real, which we find attractively valued.

OUTLOOK

Among the world’s developed markets, we expect U.S. interest rates to remain low for an extended period, although the Fed has indicated that rate hikes could commence before it begins to reduce its balance sheet. Meanwhile, further expansion of its balance sheet beyond the announced amounts does not appear likely. While inflation is under control at present, rising commodity and energy prices pose inflationary risks that could threaten consumer spending and undermine an economic recovery. In Europe, economic conditions remain weak and the ECB is likely to maintain its key interest rate at 1% for the foreseeable future. In Japan, the prospects of sustainable improvement in private consumption seem poor, owing to rising unemployment and falling wages. The Bank of Japan is unlikely to resume its monetary tightening until 2011 at the earliest and noted that any interest rate reductions beyond those already made could affect the efficient functioning of money markets.

In the emerging market bond universe, recent waves of financial intervention by governments around the globe have improved capital flows and liquidity. Investor sentiment and risk appetite have also rebounded, greatly benefiting the more volatile emerging market debt issuers. However, we believe that the pace of recovery in higher-risk assets may have exceeded the underlying improvement in the global economy, warranting a cautious approach over the near term. While we expect global economic growth to remain depressed in 2009, years of improving fundamentals and sound policy decisions have placed several emerging market countries in a strong position to weather the current uncertainty. The prospect of multilateral financial support for emerging market countries is also encouraging amid the weak economic backdrop. Despite challenging near-term market conditions, our long-term outlook for emerging market economic growth remains positive.

Currency markets lack a clear direction at present. The U.S. dollar’s status as the world’s reserve currency is being questioned by investors and is likely to be a topic of debate over coming months. The euro appears expensive by our current valuation measures, and we see marginal depreciation potential of the euro (and yen) versus the dollar over the next three to six months. Selected western European currencies appear attractively valued with good appreciation potential versus the euro, including the Swedish krona, the Norwegian krone, and the U.K. sterling. We also believe that there are continuing opportunities in undervalued currencies outside of major markets, such as the South Korean won, the Indian rupee, and the Indonesian rupiah.

Although we believe that the worst of the global economic downturn is behind us, we expect some near-term volatility to continue, albeit reduced from levels seen over the past year. In this uncertain environment, we will continue to employ our disciplined investment philosophy and comprehensive in-house research to identify the best long-term opportunities for our shareholders.

Respectfully submitted,

Ian Kelson
President of the International Fixed Income Division and chairman of the
International Bond Fund’s Investment Advisory Committee

Michael Conelius
Chairman of the Investment Advisory Committee for the Emerging Markets
Bond Fund

July 23, 2009

The committee chairmen have day-to-day responsibility for the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index: An unmanaged index that tracks an international basket of bonds containing government, corporate, agency, and mortgage-related bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Hedged: The buying and selling of forward exchange contracts to lock in a currency’s value. In an unhedged position, no steps are taken to protect against currency fluctuations.

JPMorgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Lipper average: The average of available mutual fund performance returns in defined categories as tracked by Lipper Inc.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Portfolio Highlights

PRICE AND YIELD

International Bond Fund

Periods Ended	12/31/08	6/30/09
Price Per Share	$9.57	$9.41
Dividends Per Share		
For 6 months	0.18	0.13
For 12 months	0.37	0.31
30-Day Dividend Yield*	3.17%	2.98%
30-Day SEC Yield	3.34	2.73

International Bond Fund–Advisor Class

Price Per Share	$9.56	$9.39
Dividends Per Share		
For 6 months	0.16	0.12
For 12 months	0.34	0.28
30-Day Dividend Yield*	2.85%	2.66%
30-Day SEC Yield	3.02	2.41

Emerging Markets Bond Fund

Periods Ended	12/31/08	6/30/09
Price Per Share	$10.11	$11.36
Dividends Per Share		
For 6 months	0.49	0.49
For 12 months	1.04	0.99
30-Day Dividend Yield*	9.85%	8.99%
30-Day SEC Yield	11.42	8.93

12-month dividends may not equal the combined six-month figures due to rounding.

*Dividends earned for the last 30 days of the period indicated are annualized and divided by the funds' net asset value at the end of the period.

Yields will vary and are not guaranteed.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the International Bond Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 9.57	$ 10.09	$ 9.69	$ 9.40	$ 10.69	$ 10.25
Investment activities						
Net investment income	0.13	0.37	0.35	0.31	0.27	0.25
Net realized and unrealized gain (loss)	0.03	(0.19)	0.60	0.39	(1.13)	0.88
Total from investment activities	0.16	0.18	0.95	0.70	(0.86)	1.13
Distributions						
Net investment income	(0.13)	(0.37)	(0.35)	(0.32)	(0.15)	(0.25)
Net realized gain	(0.19)	(0.33)	(0.20)	(0.09)	(0.28)	(0.44)
Total distributions	(0.32)	(0.70)	(0.55)	(0.41)	(0.43)	(0.69)
NET ASSET VALUE						
End of period	**$ 9.41**	**$ 9.57**	**$ 10.09**	**$ 9.69**	**$ 9.40**	**$ 10.69**

Ratios/Supplemental Data

Total return(1)	1.90%	1.77%	10.05%	7.55%	(8.18)%	11.40%
Ratio of total expenses to average net assets	0.84%(2)	0.81%	0.82%	0.84%	0.86%	0.88%
Ratio of net investment income to average net assets	2.99%(2)	3.70%	3.57%	3.31%	2.67%	2.46%
Portfolio turnover rate	28.9%	69.2%	78.4%	120.8%	103.7%	69.7%
Net assets, end of period (in millions)	$ 2,292	$ 2,142	$ 2,366	$ 2,030	$ 1,594	$ 1,663

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 9.56	$ 10.07	$ 9.67	$ 9.39	$ 10.68	$ 10.24
Investment activities						
Net investment income	0.12	0.34	0.32	0.30	0.25	0.24
Net realized and unrealized gain (loss)	0.02	(0.18)	0.61	0.37	(1.12)	0.88
Total from investment activities	0.14	0.16	0.93	0.67	(0.87)	1.12
Distributions						
Net investment income	(0.12)	(0.34)	(0.33)	(0.30)	(0.14)	(0.24)
Net realized gain	(0.19)	(0.33)	(0.20)	(0.09)	(0.28)	(0.44)
Total distributions	(0.31)	(0.67)	(0.53)	(0.39)	(0.42)	(0.68)
NET ASSET VALUE						
End of period	**$ 9.39**	**$ 9.56**	**$ 10.07**	**$ 9.67**	**$ 9.39**	**$ 10.68**

Ratios/Supplemental Data

Total return(1)	1.63%	1.57%	9.82%	7.25%	(8.36)%	11.24%
Ratio of total expenses to average net assets	1.17%(2)	1.13%	1.09%	1.03%	1.05%	1.03%
Ratio of net investment income to average net assets	2.67%(2)	3.40%	3.33%	3.13%	2.50%	2.31%
Portfolio turnover rate	28.9%	69.2%	78.4%	120.8%	103.7%	69.7%
Net assets, end of period (in thousands)	$ 413,936	$ 431,987	$ 461,694	$ 119,997	$ 85,009	$ 68,270

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
AUSTRALIA 0.9%		
Corporate Bonds 0.5%		
Australia & New Zealand Banking, 4.375%, 5/24/12 (EUR)	2,235,000	3,208
Australia & New Zealand Banking, 4.75%, 12/7/18 (GBP)	700,000	1,002
Australia & New Zealand Banking, STEP, 4.45%, 2/5/15 (EUR)	1,223,000	1,672
National Australia Bank, FRN, 4.50%, 6/23/16 (EUR)	3,500,000	5,110
St. George Bank, 6.50%, 6/24/13 (EUR)	200,000	304
Westfield, 3.625%, 6/27/12 (EUR)	550,000	692
Westfield, 5.50%, 6/27/17 (GBP)	450,000	593
Westpac Banking, 4.875%, 9/28/12 (EUR)	1,800,000	2,617
		15,198
Government 0.4%		
Queensland Treasury, 6.00%, 9/14/17	12,749,000	10,148
		10,148
Total Australia (Cost $26,221)		25,346
AUSTRIA 1.5%		
Corporate Bonds 0.1%		
Telekom Finanzmanagement, 6.375%	1,900,000	2,779
		2,779
Government Bonds 1.4%		
Republic of Austria, 5.25%, 1/4/11	21,550,000	32,008
Republic of Austria, 6.25%, 7/15/27	2,774,000	4,617
		36,625
Total Austria (Cost $41,451)		39,404
BELGIUM 0.8%		
Corporate Bonds 0.3%		
Anheuser Busch InBev, 8.625%, 1/30/17	1,800,000	2,944

Delhaize Group, 5.625%, 6/27/14	1,200,000	1,717
Elia System Operator, 4.75%, 5/13/14	1,040,000	1,494
Fortis Bank, 5.757%, 10/4/17	1,400,000	1,947
		8,102
Government Bonds 0.5%		
Kingdom of Belgium, 5.00%, 3/28/35	8,789,000	13,041
		13,041
Total Belgium (Cost $20,579)		21,143
BRAZIL 2.1%		
Corporate Bonds 0.3%		
Banco Nacional De Desenvolvimento, 6.369%, 6/16/18 (USD)	675,000	667
Petrobras International Finance, 5.875%, 3/1/18 (USD)	1,552,000	1,533
Petrobras International Finance, 7.875%, 3/15/19 (USD)	830,000	909
Telemar Norte Leste SA, 9.50%, 4/23/19 (USD)	900,000	984
Usiminas Commercial, 7.25%, 1/18/18 (USD)(1)	2,910,000	2,946
		7,039
Government Bonds 1.8%		
Brazil Notas do Tesouro Nacional, 9.762%, 1/1/14	66,104,000	31,287
Brazil Notas do Tesouro Nacional, 9.762%, 1/1/17	23,710,000	10,512
Republic of Brazil, 6.00%, 1/17/17 (USD)	7,800,000	8,030
		49,829
Total Brazil (Cost $51,301)		56,868
CANADA 2.1%		
Corporate Bonds 0.8%		
Bank of Montreal, FRN, 5.20%, 6/21/17	1,180,000	1,063
Bank of Nova Scotia, 8.30%, 9/27/13	2,320,000	2,328

CZECH REPUBLIC 0.1%		
Corporate Bonds 0.1%		
CEZ, 4.125% (EUR)	1,600,000	2,202
Total Czech Republic (Cost $1,922)		2,202
DENMARK 0.9%		
Corporate Bonds 0.1%		
Danske Bank, FRN, 6.00%, 3/20/16 (EUR)	1,825,000	2,233
Nordic Telephone, 8.25%, 5/1/16 (EUR) (2)	765,000	1,046
		3,279
Government Bonds 0.8%		
Kingdom of Denmark, 5.00%, 11/15/13	83,415,000	17,064
Kingdom of Denmark, 7.00%, 11/10/24	11,285,000	2,807
		19,871
Total Denmark (Cost $20,419)		23,150
EGYPT 0.1%		
Corporate Bonds 0.1%		
Orascom Telecom Finance, 7.875%, 2/8/14 (USD)	3,025,000	2,586
Total Egypt (Cost $2,919)		2,586
FRANCE 12.1%		
Corporate Bonds 2.3%		
Autoroutes du Sud de la France, 7.375%, 3/20/19	1,500,000	2,233
Aventis, 4.25%, 9/15/10	1,411,000	2,034
BNP Paribas, 4.75%, 4/4/11	2,375,000	3,488
BNP Paribas, 5.431%, 9/7/17	2,525,000	3,671
Casino Guichard-Perrachon, 4.875%, 4/10/14	750,000	1,037

GERMANY 18.0%

Corporate Bonds 4.6%

Bayer, 5.625%, 5/23/18 (GBP)	2,400,000	4,036
BMW Finance, 8.875%, 9/19/13	2,400,000	3,882
DaimlerChrysler International Finance, 7.875%, 1/16/14	1,700,000	2,636
Deutsche Bank, 4.50%, 3/7/11	2,000,000	2,888
Deutsche Bank, 5.125%, 1/31/13	2,000,000	2,885
Deutsche Genossenschafts-Hypobank, 4.00%, 10/31/16 (1)	19,850,000	28,304
Deutsche Telekom International Finance, 4.50%, 10/25/13	2,300,000	3,320
Deutsche Telekom International Finance, 7.125% 9/26/12 (GBP)	3,100,000	5,480
Deutsche Telekom International Finance, 8.125%, 5/29/12	800,000	1,270
E.ON International Finance, 5.125%, 10/2/12	1,100,000	1,650
E.ON International Finance, 5.50%, 1/19/16	1,600,000	2,404
Eurohypo, 3.875%, 11/21/13	12,401,000	17,949
Eurohypo, 4.50%, 1/21/13 (2)	7,295,000	10,749
KfW, 4.375%, 7/4/18	6,440,000	9,207
KfW, 4.70%, 6/2/37 (CAD)	7,238,000	5,472
KfW, 5.50%, 12/7/15 (GBP)	7,200,000	12,847
Linde Finance, 4.75%, 4/24/17	2,100,000	2,948
Linde Finance, 6.50%, 1/29/16 (GBP)	1,600,000	2,757
Merck KGaA, 4.75%, 11/26/10	1,115,000	1,626
Munich Reinsurance, FRN, 5.767%, 6/29/49	1,500,000	1,578
		123,888

Government Bonds 13.4%

Bundesobligation Germany, 4.25%, 10/12/12	24,010,000	36,060
Bundesrepublic, 3.50%, 1/4/16	15,323,000	22,205
Bundesrepublic, 3.75%, 1/4/15	18,679,000	27,601
Bundesrepublic, 3.75%, 1/4/19	15,200,000	22,039

Bundesrepublic, 4.00%, 1/4/37	33,454,000	45,143
Bundesrepublic, 4.25%, 1/4/14	34,504,000	52,043
Bundesrepublic, 4.25%, 7/4/14	8,987,000	13,596
Bundesrepublic, 4.75%, 7/4/34	6,558,000	9,797
Bundesrepublic, 5.25%, 1/4/11	89,507,000	133,413
		361,897
Total Germany (Cost $470,944)		485,785
GREECE 2.4%		
Government Bonds 2.4%		
Hellenic Republic, 4.60%, 5/20/13	22,644,000	33,336
Hellenic Republic, 6.00%, 5/19/10	18,625,000	27,177
Hellenic Republic, 6.50%, 10/22/19	3,065,000	4,801
Total Greece (Cost $59,940)		65,314
HUNGARY 0.1%		
Government Bonds 0.1%		
Republic of Hungary, 6.75%, 2/24/17	733,700,000	3,140
Total Hungary (Cost $2,397)		3,140
INDONESIA 0.2%		
Government 0.2%		
Republic of Indonesia, 6.875% (USD)	3,070,000	2,982
Republic of Indonesia, 10.375% (USD) (1)(2)	2,400,000	2,769
Total Indonesia (Cost $4,891)		5,751
IRELAND 1.1%		
Corporate Bonds 0.6%		
Bank of Ireland, 6.45%, 2/10/10	1,504,000	2,146

UniCredito Italiano, 6.10%, 2/28/12	581,000	842
		29,740
Government Bonds 4.6%		
Republic of Italy, 4.00%, 2/1/37	28,620,000	33,405
Republic of Italy, 4.25%, 8/1/14	19,425,000	28,550
Republic of Italy, 5.25%, 8/1/17	36,982,000	56,752
Republic of Italy, 6.00%, 5/1/31	2,050,000	3,140
Republic of Italy, 7.25%, 11/1/26	2,335,653	4,080
		125,927
Total Italy (Cost $158,059)		155,667
JAMAICA 0.1%		
Corporate Bonds 0.1%		
Digicel, 8.875%, 1/15/15 (USD)	3,225,000	2,693
Total Jamaica (Cost $3,119)		2,693
JAPAN 22.3%		
Corporate Bonds 0.1%		
Sumitomo Mitsui Bank, FRN, 4.375%, 12/31/49 (EUR)	1,450,000	1,495
		1,495
Government Bonds 22.2%		
Government of Japan, 1.00%, 12/20/12	5,844,650,000	61,695
Government of Japan, 1.10%, 9/20/12	742,850,000	7,865
Government of Japan, 1.10%, 9/20/13	3,280,700,000	34,746
Government of Japan, 1.30%, 3/20/15	2,680,950,000	28,557
Government of Japan, 1.40%, 3/20/12	3,231,400,000	34,445
Government of Japan, 1.40%, 9/20/15	6,131,550,000	65,646
Government of Japan, 1.40%, 3/20/18	9,010,750,000	95,128

MALAYSIA 0.3%

Government Bonds 0.3%

Malaysia, 3.70%, 5/15/13	28,550,000	8,241
Total Malaysia (Cost $8,973)		8,241

MEXICO 3.0%

Corporate Bonds 0.2%

Pemex Project Funding Master Trust, 6.25%, 8/5/13 (EUR)	2,100,000	3,057
Pemex Project Funding Master Trust, 7.50%, 12/18/13 (GBP)	1,585,000	2,693
		5,750

Government Bonds 2.8%

United Mexican States, 8.00%, 12/19/13	453,375,000	35,544
United Mexican States, 8.00%, 12/17/15	426,410,000	32,791
United Mexican States, 9.50%, 12/18/14	76,235,000	6,314
		74,649
Total Mexico (Cost $85,416)		80,399

NETHERLANDS 3.6%

Corporate Bonds 2.0%

Ahold Finance, 6.50%, 3/14/17 (GBP)	1,170,000	1,868
Bank Nederlandse Gemeenten, 4.625%, 9/13/12	17,100,000	25,306
EDP Finance, 3.75%, 6/22/15	1,300,000	1,767
Heineken, 7.25%, 3/10/15 (GBP)	1,500,000	2,589
Iberdrola Finanzas, 7.50%, 11/25/15	1,700,000	2,786
ING Bank, 5.50%, 1/4/12	1,129,000	1,601
ING Verzekering, 4.00%, 9/18/13	1,950,000	2,673
Koninklijke, 4.50%, 3/18/13	1,500,000	2,143
Koninklijke, 4.75%, 1/17/17	1,250,000	1,739

Koninklijke, 5.75%, 3/18/16 (GBP)	2,420,000	4,052
Rabobank Nederland, 3.125%, 7/19/10	800,000	1,137
Rabobank Nederland, 4.25%, 1/16/17	2,500,000	3,507
RWE Finance, 6.625%, 1/31/19	1,800,000	2,883
		54,051
Government Bonds 1.6%		
Kingdom of the Netherlands, 4.50%, 7/15/17	17,510,000	26,153
Kingdom of the Netherlands, 5.50%, 1/15/28	10,447,000	16,767
		42,920
Total Netherlands (Cost $93,248)		96,971
NIGERIA 0.1%		
Corporate Bonds 0.1%		
GTB Finance, 8.50%, 1/29/12 (USD)	3,015,000	2,435
Total Nigeria (Cost $2,908)		2,435
NORWAY 0.1%		
Corporate Bonds 0.1%		
DnB NOR Bank, 4.75%, 3/28/11 (EUR)	2,000,000	2,839
Total Norway (Cost $3,115)		2,839
POLAND 1.5%		
Government Bonds 1.5%		
Government of Poland, 5.25%, 10/25/17	18,340,000	5,448
Government of Poland, 5.75%, 4/25/14	100,561,000	31,550
Government of Poland, 6.25%, 10/24/15	8,520,000	2,717
Total Poland (Cost $39,319)		39,715

SWEDEN 1.1%		
Corporate Bonds 0.3%		
Ericsson, 5.375%, 6/27/17 (EUR)	1,022,000	1,348
Nordea Bank, FRN, 4.00%, 9/30/16 (EUR)	500,000	663
Nordea Bank, FRN, 6.25%, 9/10/18 (EUR)	735,000	1,011
Securitas, 6.50%, 4/2/13 (EUR)	1,750,000	2,566
Volvo, 9.875%, 2/27/14 (EUR)	1,500,000	2,224
		7,812
Government Bonds 0.8%		
Kingdom of Sweden, 3.75%, 8/12/17	46,150,000	6,162
Kingdom of Sweden, 5.25%, 3/15/11	118,850,000	16,461
		22,623
Total Sweden (Cost $33,445)		30,435
SWITZERLAND 0.6%		
Corporate Bonds 0.6%		
Credit Suisse First Boston (London), 5.125%, 9/18/17 (EUR)	1,700,000	2,424
Credit Suisse First Boston (London), 6.125%, 8/5/13 (EUR)	2,000,000	3,007
Credit Suisse Group, 6.375%, 6/7/13 (EUR)	1,979,000	2,923
UBS (Jersey Branch), FRN, 4.50%, 9/16/19 (EUR)	4,600,000	5,236
UBS (Jersey Branch), FRN, 7.152%, 12/29/49 (EUR)	400,000	341
UBS (London), 6.25%, 9/3/13 (EUR)	500,000	733
Xstrata Finance Canada, 5.25%, 6/13/17 (EUR)	1,700,000	2,040
Total Switzerland (Cost $17,565)		16,704
UNITED ARAB EMIRATES 0.1%		
U.S. Government Agency Obligations 0.1%		
Atlantic Finance, 8.75%, 5/27/14 (USD) (2)	2,500,000	2,459

Total United Arab Emirates (Cost $2,500)		2,459

UNITED KINGDOM 7.0%

Corporate Bonds 3.1%

AstraZeneca, 5.125%, 1/15/15 (EUR)	1,155,000	1,718
B.A.T International Finance, 5.375%, 6/29/17 (EUR)	2,250,000	3,188
Barclays, 4.875%, 3/31/13 (EUR)	1,500,000	2,043
Barclays, 5.75%, 3/8/11 (EUR)	1,400,000	1,998
British Sky Broadcasting Finance, 5.75%, 10/20/17	2,500,000	4,060
British Telecommunications, 5.25%, 6/23/14 (EUR)	1,800,000	2,480
Centrica, 7.125%, 12/9/13 (EUR)	1,550,000	2,430
Compass Group, 6.375%, 5/29/12	2,000,000	3,443
Diageo, 6.625%, 12/5/14 (EUR)	1,100,000	1,719
GlaxoSmithKline Capital, 5.125%, 12/13/12 (EUR)	1,110,000	1,667
GlaxoSmithKline Capital, 5.625%, 12/13/17 (EUR)	2,200,000	3,289
HBOS, FRN, 4.375%, 10/30/19 (EUR)	1,250,000	1,283
HSBC, 4.50%, 4/30/14 (EUR)	2,000,000	2,857
HSBC, 9.875%, 4/8/18	2,320,000	4,211
HSBC, FRN, 3.625%, 6/29/20 (EUR)	1,900,000	2,282
HSBC Bank, FRN, 4.25%, 3/18/16 (EUR)	1,560,000	2,082
Imperial Tobacco Finance, 4.375%, 11/22/13 (EUR)	2,850,000	3,851
Imperial Tobacco Finance, 6.875%, 6/13/12	1,504,000	2,566
ITV, 6.00%, 10/3/11 (EUR)	1,100,000	1,438
National Grid, 5.00%, 7/2/18 (EUR)	2,286,000	3,071
Nationwide Building Society, FRN, 3.375%, 8/17/15 (EUR)	1,692,000	1,955
OTE, 4.625%, 5/20/16 (EUR)	2,900,000	3,903
Rentokil Initial, 4.625%, 3/27/14 (EUR)	1,500,000	1,905
Rolls-Royce, 4.50%, 3/16/11 (EUR)	819,000	1,178
Royal Bank of Scotland, 5.25%, 5/15/13 (EUR)	2,300,000	3,233

Scottish & Southern Energy, 6.125%, 7/29/13 (EUR)	800,000	1,201
Scottish & Southern Energy, 8.375%, 2/20/17	1,223,000	2,366
Severn Trent Water Utilities, 5.25%, 3/11/16 (EUR)	1,535,000	2,181
Standard Chartered Bank, 5.875%, 9/26/17 (EUR)	3,000,000	3,802
Standard Chartered Bank, FRN, 3.625%, 2/3/17 (EUR)	2,200,000	2,581
Tesco, 5.50%, 12/13/19	2,500,000	4,180
Vodafone, 4.75%, 6/14/16 (EUR)	880,000	1,232
Vodafone, 6.25%, 1/15/16 (EUR)	620,000	942
		82,335
Government Bonds 3.9%		
United Kingdom Treasury, 4.25%, 3/7/11	10,305,000	17,772
United Kingdom Treasury, 4.25%, 6/7/32	46,869,000	76,060
United Kingdom Treasury, 4.50%, 3/7/13	6,310,000	11,006
United Kingdom Treasury, 5.00%, 9/7/14	950,000	1,719
		106,557
Total United Kingdom (Cost $200,478)		188,892
UNITED STATES 3.6%		
Corporate Bonds 3.3%		
Allstate Life Funding, 6.375%, 1/17/11 (GBP)	1,224,000	2,027
American Honda Finance, 3.75%, 3/16/11 (EUR)	1,000,000	1,412
American Honda Finance, 6.25%, 7/16/13 (EUR)	1,000,000	1,479
Bacardi, 7.75%, 4/9/14 (EUR)	1,500,000	2,267
Bank of America, 4.625%, 2/18/14 (EUR)	1,600,000	2,128
Bank of America, 5.25%, 11/9/16 (GBP)	2,450,000	3,324
Bank of America, FRN, 4.00%, 3/28/18 (EUR)	2,500,000	2,420
Bank of America, FRN, 4.75%, 5/23/17 (EUR)	1,000,000	980
Bunge Limited Finance, 8.50%, 6/15/19	1,500,000	1,569

Citigroup, 3.50%, 8/5/15 (EUR)	2,200,000	2,517
Citigroup, 6.40%, 3/27/13 (EUR)	3,240,000	4,502
Citigroup, FRN, 4.75%, 2/10/19 (EUR)	950,000	887
DaimlerChrysler, 4.375%, 3/21/13 (EUR)	1,800,000	2,513
Danaher, 4.50%, 7/22/13 (EUR)	1,560,000	2,161
GE Capital, 4.625%, 9/15/66 (EUR)	2,300,000	1,763
GE Capital, 4.65%, 2/11/15 (CAD)	3,185,000	2,665
Goldman Sachs, 3.75%, 2/4/13 (EUR)	1,300,000	1,740
Goldman Sachs, 4.50%, 1/30/17 (EUR)	2,500,000	3,152
Goldman Sachs, 5.125%, 10/16/14 (EUR)	2,100,000	2,877
IBM, 6.625%, 1/30/14 (EUR)	650,000	1,018
Johnson & Johnson, 4.75%, 11/6/19 (EUR)	250,000	364
JPMorgan Chase, 4.25%, 6/9/11 (EUR)	1,223,000	1,742
JPMorgan Chase, 4.375%, 1/30/14 (EUR)	2,600,000	3,619
JPMorgan Chase, FRN, 4.375%, 11/12/19 (EUR)	2,800,000	3,310
Kraft Foods, 6.25%, 3/20/15 (EUR)	1,100,000	1,652
Manpower, 4.75%, 6/14/13 (EUR)	1,600,000	1,945
Mellon Funding, 6.375%, 11/8/11 (GBP)	2,904,000	4,975
Merrill Lynch, 4.625%, 10/2/13 (EUR)	2,000,000	2,621
Merrill Lynch, 4.875%, 5/30/14 (EUR)	1,300,000	1,681
MetLife Global Funding I, 4.625%, 5/16/17 (EUR)	2,300,000	2,501
Molson Coors Capital Finance, 5.00%, 9/22/15 (CAD)	1,060,000	911
Morgan Stanley, 3.75%, 3/1/13 (EUR)	900,000	1,175
Morgan Stanley, 4.00%, 11/17/15 (EUR)	3,300,000	4,063
Morgan Stanley, 5.125%, 11/30/15 (GBP)	2,000,000	3,013
Morgan Stanley, 6.50%, 4/15/11 (EUR)	1,000,000	1,442
New York Life Global Funding, 4.375%, 1/19/17 (EUR)	2,300,000	2,687
Pacific Life Funding, 5.125%, 1/20/15 (GBP)	1,504,000	2,207
Philip Morris International, 5.625%, 9/6/11 (EUR)	1,500,000	2,219

UBS Securities, Tri-Party, Dated 6/30/09, 0.09%, Delivery Value of $2,777,415 on 7/1/09, Collaterized by U.S. Government securities, 0.00%-6.75%, 9/15/09-7/15/32, valued at $2,832,966	2,777,408	2,777
		6,785
Total Investments in Pooled Account Managed by JPMorgan Chase Bank, London		22,485
Total Securities Lending Collateral (Cost $22,485)		22,485
Total Investments in Securities		
100.7% of Net Assets (Cost $2,672,498)		**$ 2,723,933**

‡ Denominated in the currency of the country of incorporation unless otherwise noted.

(1) All or a portion of this security is on loan at June 30, 2009 -- total value of such securities at period-end amounts to $21,397. See Note 4.

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $19,564 and represents 0.7% of net assets.

(3) All or portion of this security is pledged as collateral for swaps at June 30, 2009.

(4) Seven-day yield

(5) Affiliated Companies

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CZK Czech Koruna

DKK Danish Krone

EUR Euro

FRN Floating-Rate Note

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

KRW Korean Won

MXN Mexican Peso

NOK Norwegian Krone

PLN Polish Zloty

SEK Swedish Krona

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TWD Taiwan Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/09	Year Ended 12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 35,147	$ 107,327
Net realized gain (loss)	(52,470)	92,535
Change in net unrealized gain (loss)	57,393	(182,872)
Increase in net assets from operations	40,070	16,990
Distributions to shareholders		
Net investment income		
Investor Class	(30,002)	(91,069)
Advisor Class	(5,387)	(16,251)
Net realized gain		
Investor Class	(41,905)	(73,245)
Advisor Class	(8,498)	(14,748)
Decrease in net assets from distributions	(85,792)	(195,313)
Capital share transactions*		
Shares sold		
Investor Class	500,320	901,376
Advisor Class	84,409	189,165
Distributions reinvested		
Investor Class	66,403	150,412
Advisor Class	13,104	29,429
Shares redeemed		
Investor Class	(379,582)	(1,128,073)
Advisor Class	(107,502)	(218,479)
Redemption fees received	219	947
Increase (decrease) in net assets from capital share transactions	177,371	(75,223)
Net Assets		
Increase (decrease) during period	131,649	(253,546)
Beginning of period	2,574,036	2,827,582
End of period	**$ 2,705,685**	**$ 2,574,036**
Overdistributed net investment income	(242)	–

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks to provide high current income and capital appreciation by investing primarily in high-quality, non-dollar-denominated bonds outside the U.S. The fund has two classes of shares: the International Bond Fund original share class, referred to in this report as the Investor Class, offered since September 10, 1986, and the International Bond Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the six months ended June 30, 2009, the fund’s exposure to derivatives was generally between 34% and 38% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2009 and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are included in Other Assets, and depreciated forwards are included in Other Liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the fund’s initial investment.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are included in Other Assets and depreciated swaps are included in Other Liabilities in the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of June 30, 2009, securities valued at $3,467,000 had been posted by the fund for the benefit of counterparties and securities valued at $3,086,000 were pledged as collateral by counterparties for the benefit of the fund.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2009, approximately 11% of the fund’s net assets were invested, directly or indirectly, in securities of companies located in emerging markets or issued by governments of emerging market countries or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income of value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2009, the value of loaned securities was $21,397,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $792,801,000 and $678,618,000, respectively, for the six months ended June 30, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $2,303,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $11,375,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $2,672,498,000. Net unrealized gain aggregated $46,098,000 at period-end, of which $141,131,000 related to appreciated investments and $95,033,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $107,000 for Price Associates, $358,000 for T. Rowe Price Services, Inc., and $42,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $503,000 of Spectrum Funds’ expenses and $19,000 of Retirement Funds’ expenses. Of these amounts, $392,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 23% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 10% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and the Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (for both classes) was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio for the Investor Class was generally below the median for comparable funds and that the expense ratio for the Advisor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009